Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.22T

NINETEENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This NINETEENTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

1.

(a)Customer desires to utilize the services of CSG’s Professional Services Group to design, develop, and implement a custom rules engine (“CRE”) that will trigger alerts and enforce specific scheduling rules when Customer Account Executives are processing a work order in ACSR® that has been split into *** (*) separate jobs in order to be able to assign multiple technicians to the order.

(b)

As of the Amendment Effective Date, Schedule F, Fees, Section IV. Ancillary Products and Services, Subsection A. Titled “Ancillary services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services” is hereby amended to add a new Subsection 16 titled “XH Multi-tech Orders Custom Rules Engine” as follows:

Description of Item/Unit of Measure	Frequency	Fee
16. XH Multi-Tech Orders Custom Rules Engine (Note 1)
a) Maintenance Fee (Note 2) (Note 3)	******	$********

Note 1: Design, development and implementation services and lead times will be set forth in a mutually agreeable Statement of Work (CSG document number 4108295).

Note 2: The Maintenance Fee is limited ** *********** (**) ***** per ****.  Additional fees will be charged for ***** exceeding this ****** limit and will be set forth in a separate Statement of Work or Letter of Authorization

Note 3:  The ****** Maintenance Fee covers post deployment support, including ********* ********** ********* *** ********* Customer ******** ********, CSG ********* ******* *** ********* ******* ******** *********.  CSG will be responsible for resolution of CRE defects.  Future enhancement and changes to the CRE will be set forth in a mutually agreeable Statement of Work.  Future enhancements include, but are not limited to, ******** *** *** ** ******* **** ******* ***** **** *****.  Maintenance is intended to address production issues only and does not include pre-release testing, or any changes to the CRE required by the use of new features, functions, products, or substantive configuration changes.

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Joseph T. Ruble
Name: Jeur Abeln	Name: Joseph T. Ruble
Title: Senior Vice President Procurement	Title: EVP, CAO & General Counsel
Date: 2-23-2016	Date: 22 Feb 2016

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